Exhibit 10.2

VOTING AGREEMENT

This Voting Agreement (this “Agreement”) is made as of [•], 2021 by and between ENDI Corp., a Delaware Corporation (the “Company”), Cohanzick Management, LLC (the “Shareholder”), and the individual or entity set forth on the signature page hereto (the “Voting Party”). For purposes of this Agreement, capitalized terms used and not defined herein shall have the respective meanings ascribed to them in the Merger Agreement (as defined below).

RECITALS

WHEREAS, the Company together with Enterprise Diversified Inc., CrossingBridge Advisors LLC, Zelda Merger Sub 1, Inc., Zelda Merger Sub 2, LLC and the Shareholder have entered into an Agreement and Plan of Merger dated [•], 2021 (the “Merger Agreement”).

WHEREAS, the Voting Party or its Affiliates (as defined below) will, upon closing of the transactions contemplated by the Merger Agreement, own shares of the Company’s Common Stock.

WHEREAS, the Company has separately agreed to nominate for election or re-election at each annual meeting of shareholders the director designees of the Class B Common Stock, and if the Class B Common Stock has been redeemed, of Shareholder (the “Shareholder Designees”), pursuant to the terms of the Company’s Certificate of Incorporation and that certain Stockholder Agreement, dated as of the date hereof, by and between the Company and the Shareholder (the “Stockholder Agreement”).

NOW THEREFORE, in consideration of the foregoing and of the promises and covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1.    Agreement to Vote. During the term of this Agreement and for as long as the Voting Party or any of its Affiliates holds Voting Shares (as defined below), the Voting Party agrees with the Company to vote, and to cause its Affiliates to vote, all securities of the Company that may vote in the election of the Company’s directors that such Voting Party or its Affiliates own from time to time and at all times (hereinafter referred to as the “Voting Shares”) in such manner as may be necessary to elect (and maintain in office) the Shareholder Designees whether at a regular or special meeting of stockholders or any class or series of stockholders or by written consent. For the avoidance of doubt, nothing in this Agreement shall restrict a Voting Party’s or its Affiliates’ right to sell or transfer Voting Shares at any time, or any transferee thereof [; provided, however, that if the Voting Party wishes to transfer any of its Voting Shares to any relative or spouse of such Voting Party, or to any trust or other estate in which such Voting Party has at least a 10% beneficial interest or as to which such Voting Party serves as trustee or in a similar fiduciary capacity, such Voting Party shall, prior to the effectiveness of such transfer, procure that such transferee execute a joinder hereto agreeing to be bound by all the terms hereof, and notice of such transfer shall be delivered to the Company]. For purposes of this Agreement, “Affiliate” means any individual, corporation, partnership, unincorporated association or other entity that, directly or indirectly, is controlled by the Voting Party, controls the Voting Party or is under common control with the Voting Party.

2.    Obligations. The Company and the Voting Party each agrees not to take any actions, and the Voting Party agrees to cause the Voting Party’s Affiliates not to take any actions, that would contravene or materially and adversely affect the provisions of this Agreement and the intention of the parties with respect to the composition of the Company’s Board of Directors as herein stated. The parties acknowledge that the fiduciary duties of each member of the Company’s Board of Directors are to the Company’s stockholders as a whole.

3.    Covenants. The Voting Party agrees to vote, and to cause its Affiliates to vote, in favor of the election or re-election of the Shareholder Designees, as provided herein, in the Certificate of Incorporation of the Company and the Stockholder Agreement, as a director of the Company. The Voting Party and its Affiliates shall not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be performed hereunder by the Voting Party or its Affiliates and shall at all times in good faith assist in the carrying out of all of the provisions of this Agreement and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the Shareholder hereunder against impairment.

4.    Termination. This Agreement shall terminate automatically on the earlier of the date that (i) all of the rights to designate the Shareholder Designees, wherever granted, of (a) all of the holders of the Class B Common Stock, and (b) the Principal Stockholder and its Affiliates (as defined in the Stockholders Agreement) have in each case been terminated or have expired, for any reason, (ii) Steven Kiel is no longer a member of the Board of Directors of the Company and (iii) the Voting Party and its Affiliates cease to hold any Voting Shares. This Agreement shall also terminate automatically with respect to any Voting Shares no longer held by the Voting Party or its Affiliates.

5.    Amendments and Waivers. Except as otherwise provided herein, any provision of this Agreement may be amended or the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of (i) the Company, (ii) the Shareholder and (iii) the Voting Party. No failure or delay of any party in exercising any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, or any course of conduct, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereunder are cumulative and are not exclusive of any rights or remedies which they would otherwise have hereunder.

6.    Severability. Whenever possible, each provision or portion of any provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but in the event that any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

7.    Governing Law. This Agreement and the legal relations between the parties arising hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware without reference to its conflicts of laws provisions.

8.    Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile, portable document format (“.pdf”) or other electronic means of transmission shall be effective as delivery of an original counterpart of this Agreement.

9.    Successors and Assigns. Except as otherwise expressly provided in this Agreement, the provisions hereof shall inure to the benefit of, and be binding upon, the successors and assigns of the parties hereto. Nothing in this Agreement, express or implied, is intended to confer on any Person other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.

10.    Entire Agreement. This Agreement constitutes the full and entire understanding and agreement among the parties, and supersedes any prior agreement or understanding among the parties, with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein.

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This Agreement is hereby executed effective as of the date first set forth above.

ENDI Corp. By: _________________________ Name: Title:

Cohanzick Management, LLC By: _________________________ Name: Title:

_____________________

Steven Kiel